EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


In connection with the Quarterly Report of School4Chauffeurs, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery
E. Jones,  Secretary/Treasurer  of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 18, 2008



                                        By: /s/ JEFFERY E. JONES
                                            ___________________________
                                                Jeffery E. Jones
                                                Secretary/Treasurer